UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

 ScanSource, Inc.
(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)
864-288-2432
(Registrant’s telephone number, including area code)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition

On January 30, 2025, ScanSource, Inc. (the "Company") issued a press release announcing its financial results for its second quarter ended December 31, 2024. A copy of the press release and accompanying Earnings Infographic are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference and also made available through the Company’s website at www.scansource.com. An updated investor presentation will be made available on the Company's website within approximately two weeks.

The information in Item 2.02 of this Report, including the Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, as announced in a press release issued by the Company on January 30, 2025, the Company appointed Michael L. Baur, who currently serves as Chair and Chief Executive Officer of the Company, to also serve as President of the Company, effective January 27, 2025. Mr. Baur has served as the Company’s President and/or Chief Executive Officer since the Company’s inception in December 1992, as a director since December 1995, and as the Chair of the Company’s Board of Directors since February 2019. Mr. Baur will continue to serve as the Company’s Chair and Chief Executive Officer, and his compensation will not change in connection with the appointment.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 – Press release issued by ScanSource, Inc. on January 30, 2025. The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.2 – Earnings Infographic for the financial results conference call held on January 30, 2025.  The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit Number	Description

99.1	Press release
99.2	Earnings Infographic
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date:	January 30, 2025	/s/ STEVE JONES
Steve Jones
Senior Executive Vice President and Chief Financial Officer